                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                                 May 17, 1999

               Date of Report (Date of earliest event reported):



                          INTERFOODS OF AMERICA, INC.
                          ---------------------------
            (Exact name of registrant as specified in its charter)


     Nevada                           000-21093              59-3356011
     ------                           ---------              ----------
(State of other jurisdiction          (Commission            (IRS Employer
    of incorporation)                 File Number)           Identification No.)



        9400 South Dadeland Boulevard, Suite 720, Miami, Florida 33156
        --------------------------------------------------------------
        (Address of Principal Executive Offices )           (Zip Code)

Registrant's Telephone Number: (305) 670-0746


======================================================================

Item 2. - ACQUISITION OR DISPOSITION OF ASSETS.

As reported on Form 8 - K, filed May 17, 1999, the Registrant, pursuant to an Asset Purchase Agreement, acquired on March 8, 1999, ten Popeyes Chicken and Biscuits Franchise restaurants from The Moody Company, including the real estate upon which nine of the franchises are located. Neither The Moody Company or any of its principals are affiliated with the Registrant. All ten franchises are located in the East Baton Rouge Parish, Louisiana and Livingston Parish, Louisiana. The purchase price for the transaction was approximately $9,550,000, of which $6,050,000 was in cash and $3,500,000 was additional debt financed by American Commercial Capital LLC. Thereafter, the Registrant sold the nine parcels of real estate in a sale-leaseback transaction to Franchise Finance Corporation of America.

 .
This Form 8 - K/A includes the financial statements and pro forma financial information required by Items 7 (a) and 7 (b) to Form 8 - K

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits.

(A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         The following audited financial statements are filed with this report

         BATON ROUGE DIVISION OF DIXIFOODS, INC.
         BALANCE SHEET AS OF DECEMBER 31, 1998 AND THE RELATED STATEMENTS OF INCOME AND PARENT'S EQUITY IN DIVISION AND CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 1998 AND THE NOTES THERETO TOGETHER WITH THE REPORT OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

(B)      PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma condensed consolidated financial statements are filed with this report.

         PRO FORMA CONSOLIDATED BALANCE SHEET
         UNAUDITED AT DECEMBER 31, 1998

         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
         UNAUDITED FOR THE YEAR ENDED SEPTEMBER 30, 1998

         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
         UNAUDITED FOR THE THREE MONTHS ENDED DECEMBER 31, 1998

(C)      EXHIBITS
         None.

                                  SIGNATURES
                                  ----------

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          INTERFOODS OF AMERICA, INC.
                          ---------------------------
                                 (Registrant)

                  By: s/Robert Berg/
                    Robert Berg, Chief Executive Officer

Dated:  September 20, 2001

                                                                 ARTHUR ANDERSEN




BATON ROUGE DIVISION OF DIXIFOODS, INC.
---------------------------------------

FINANCIAL STATEMENTS AS OF DECEMBER 31, 1998
--------------------------------------------

TOGETHER WITH
-------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
----------------------------------------

                                                                 ARTHUR ANDERSEN



              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
              --------------------------------------------------


To the Board of Directors and Shareholders of Dixifoods, Inc.:

We have audited the accompanying balance sheet of the Baton Rouge Division of Dixifoods, Inc. as of December 31, 1998, and the related statements of income and parent's equity in division and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Baton Rouge Division of Dixifoods, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.


Arthur Andersen LLP

Miami, Florida,
   May 24, 1999.

                    BATON ROUGE DIVISION OF DIXIFOODS, INC.
                    ---------------------------------------

                                 BALANCE SHEET
                                 -------------

                               DECEMBER 31, 1998
                               -----------------

                                     ASSETS
                                     ------
CURRENT ASSETS:
   Inventories                                                                      $      87,207
   Prepaid expenses                                                                        89,200
                                                                                    -------------
         Total current assets                                                             176,407
                                                                                    -------------

PROPERTY AND EQUIPMENT, net                                                             1,840,357
                                                                                    -------------

OTHER ASSETS:
   Franchise fees, net of accumulated amortization of $69,634                             137,866
   Deposits                                                                                 1,365
                                                                                    -------------

         Total assets                                                               $   2,155,995
                                                                                    =============

                   LIABILITIES AND PARENT'S EQUITY IN DIVISION
                   -------------------------------------------

CURRENT LIABILITIES:
   Accounts payable                                                                 $     116,260
   Accrued expenses                                                                       242,418
                                                                                    -------------
         Total current liabilities                                                        358,678

COMMITMENTS (Note 3)

PARENT'S EQUITY IN DIVISION                                                             1,797,317
                                                                                    -------------

         Total liabilities and parent's equity in division                          $   2,155,995
                                                                                    =============

      The accompanying notes are an integral part of this balance sheet.

                    BATON ROUGE DIVISION OF DIXIFOODS, INC.
                    ---------------------------------------

              STATEMENT OF INCOME AND PARENT'S EQUITY IN DIVISION
              ---------------------------------------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1998
                     ------------------------------------

NET SALES                                                                    $   8,556,455
                                                                             -------------

COSTS AND OPERATING EXPENSES:
   Cost of restaurant operations                                                 7,712,960
   General and administrative expenses                                           1,245,683
   Depreciation and amortization                                                   356,042
                                                                             -------------
          Total costs and expenses                                               9,314,685
                                                                             -------------

          Loss from operations                                                    (758,230)

OTHER INCOME                                                                         7,195
                                                                             -------------

          Loss before income taxes (Note 1)                                       (751,035)

PARENT'S EQUITY IN DIVISION, beginning of year                                   2,031,987

TRANSFERS FROM PARENT                                                              516,365
                                                                             -------------

PARENT'S EQUITY IN DIVISION, end of year                                     $   1,797,317
                                                                             =============

   The accompanying notes are an integral part of this financial statement.

                    BATON ROUGE DIVISION OF DIXIFOODS, INC.
                    ---------------------------------------

                            STATEMENT OF CASH FLOWS
                            -----------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1998
                     ------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
   Loss before income taxes                                                                $    (751,035)
   Adjustments to reconcile loss before income taxes
     to net cash used in operating activities-
        Depreciation and amortization                                                            356,042
        Changes in operating assets and liabilities:
          Inventories                                                                             (2,910)
          Prepaid expenses                                                                        25,218
          Accounts payable                                                                       (24,262)
          Accrued expenses                                                                        10,168
                                                                                           -------------
              Net cash used in operating activities                                             (386,779)
                                                                                           -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures                                                                         (129,586)
                                                                                           -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Transfers from Parent                                                                         516,365
                                                                                           -------------

NET INCREASE (DECREASE) IN CASH                                                                    -

CASH, beginning of year                                                                            -
                                                                                           -------------

CASH, end of year                                                                          $       -
                                                                                           =============

   The accompanying notes are an integral part of this financial statement.

                    BATON ROUGE DIVISION OF DIXIFOODS, INC.
                    ---------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

                               DECEMBER 31, 1998
                               -----------------

1. ORGANIZATION AND SUMMARY OF
   SIGNIFICANT ACCOUNTING POLICIES
   -------------------------------

       Organization
       ------------

The Baton Rouge Division of Dixifoods, Inc. ("the Division") is 100% owned by Dixifoods, Inc. (Dixifoods), which was incorporated in the State of Louisiana. The Division operates ten "Popeye's" Chicken restaurants in the Baton Rouge, Louisiana area.

Dixifoods is 100% owned by the Moody Companies, Inc. (TMC), which is also a Louisiana Corporation. On December 31, 1998, Dixifoods became TMC Foods, L.L.C. ("TMC Foods") (a Louisiana Limited Liability Corporation).

       Related Party Transactions
       --------------------------

Due to the nature of the Division's operations, certain balance sheet and income statement accounts have been allocated from the parent, Dixifoods, to the Division based upon various and ratable methods. All allocated amounts and the methods of allocation are more fully described in Note 4, "Related Party Transactions."

       Inventories
       -----------

Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out method. Perishable food inventories represent $52,595 of total inventories as of December 31, 1998.

       Property and Equipment
       ----------------------

Property and equipment is recorded at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the respective assets.

Maintenance and repairs are charged to expense when incurred; betterments are capitalized. Upon the sale or retirement of assets, the cost and accumulated depreciation are removed from the accounts and any gain or loss is recognized in income.

       Income Taxes
       ------------

The Division accounts for income taxes under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes." Deferred income taxes are determined based on the estimated future tax effects of differences between the financial statement and the tax basis of assets and liabilities given the provisions of enacted tax laws. Deferred income tax provisions and benefits are based on the changes to the asset or liability from period to period.

The Division files its taxes as part of Dixifoods. Therefore, no tax provision has been provided for in the accompanying statements of income and parent's equity in division.

       Franchise Fees
       --------------

Franchise fees are recorded at cost and are being amortized over the life of the agreement. Amortization expense amounted to $11,555 for the year ended December 31, 1998.

       Impairment of Long-Lived Assets
       -------------------------------

Management of the Division periodically reviews its valuation for long-lived assets used in operations when indicators of impairment are present. If the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount, the Division records an impairment as required under accounting principles generally accepted in the United States. No such impairment losses were incurred for the period presented.

       Revenue Recognition
       -------------------

Restaurant sales are recognized at time of sale with delivery of product to the customer.

       Use of Estimates
       ----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management of the Division to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. PROPERTY AND EQUIPMENT, NET
   ---------------------------

Property and equipment consist of the following as of December 31:

                                                 Useful
                 Description                      Life               1998
          ----------------------------       --------------      -------------
          Machinery and Equipment             8 years             $   2,258,088
          Buildings                           31-39 years               905,159
          Leasehold improvements              8-20 years                675,933
          Automobiles                         3-5 years                  45,752
                                                                  -------------
                                                                      3,884,932

          Less - Accumulated depreciation                            (2,044,575)
                                                                  -------------

                                                                  $   1,840,357
                                                                  =============

Depreciation expense amounted to $344,487 for the year ended December 31, 1998.

3. COMMITMENTS
   -----------

The Division has eleven operating leases, of which ten are for its stores, and one is to lease a parking lot which is adjacent to one of the Division's stores. Eight of these leases are with a related party, BITT Investments LLC, which is 100% owned by TMC Foods. The leases expire on various dates through June 30, 2012. The leases also require a percentage rent payment over the minimum rent payment of 4% to 8.5% of gross sales.

The parking lot lease can be renewed until September 1, 2010, with minimal escalations in rent. The Division also has two store leases with unrelated parties. The first lease expires on January 1, 2003 and has no renewal option. Another lease expires on January 1, 2002 and may be renewed for another five years. This lease also calls for a percentage rent payment of gross sales over the minimum rent payment of 7%.

Total rent expense for the year ended December 31, 1998 amounted to approximately $639,000, of which approximately $601,000 was to a related party.

Future minimum lease payments are as follows as of December 31, 1998:

               1999                                        $      519,100
               2000                                               518,200
               2001                                               516,400
               2002                                               521,100
               2003                                               528,000
               Thereafter                                       4,092,000
                                                           --------------

                                                           $    6,694,800
                                                           ==============
4. RELATED PARTY TRANSACTIONS
   --------------------------

The following assets, liabilities and expenses have been allocated to the Division from Dixifoods:

                                                                   1998
                                                             ---------------
          General and administrative expenses                 $    1,245,683
          Accounts payable                                           116,260
          Accrued expenses                                           242,418

General and administrative expenses include the expenses of centralized maintenance, accounting, marketing and other functions that serve the Division's operators and are allocated by specific identification or proportionally to the Division's cost of restaurant operations in relation to Dixifoods' consolidated cost of restaurant operations.

The allocation percentage of accounts payable and accrued expenses was based on the Division's cost of restaurant operations in relation to Dixifoods' consolidated cost of restaurant operations.

5. SUBSEQUENT EVENT
   ----------------

On March 8, 1999, Dixifoods, BITT Investments LLC and TMC Foods entered into an asset purchase agreement with Sailormen, Inc., an unrelated entity, to sell the Division for cash of approximately $9,250,000.

                          INTERFOODS OF AMERICA, INC.

                     PRO FORMA CONSOLIDATED FINANCIAL DATA

                                   UNAUDITED


The unaudited proforma financial statements give effect to the asset purchase, by Interfoods of America, Inc. (the "Company") of the Baton Rouge Division of Dixifoods, Inc.("Dixifoods") for an amount of approximately $9,550,000 on March 11, 1999. The Company purchased ten Popeye's Chicken and Biscuits Restaurants, including the real estate upon which nine of the franchise restaurants are located. The Company treated the acquisition as an asset purchase. Simultaneously, the Registrant sold the nine parcels of real estate for $6,050,000 in a sale-leaseback transaction and obtained financing for additional debt of $3,500,000. The unaudited proforma Balance Sheet as of December 31, 1998 and the unaudited proforma Statement of Operations for the year ended September 30, 1998 and the three months ended December 30, 1998 reflect adjustments to the Dixifoods historical Balance Sheet as of December 31, 1998 and Statement of Operations for the year ended September 30, 1998 and the three month period ended December 31, 1998 to give effect to the transaction discussed above as if such transaction had been consummated at September 30, 1997, or at the beginning of the period presented.

The unaudited proforma financial statements may not necessarily be indicative of the results that would actually have been obtained had the transaction occurred on the dates indicated or which may be obtained in the future. In the opinion of the Company's management, all adjustments necessary to present fairly such unaudited proforma Consolidated Financial Statements have been included

                  INTERFOODS OF AMERICA, INC.AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                   UNAUDITED
                               DECEMBER 31, 1998

                                              INTERFOODS OF        DIXIFOODS            PROFORMA           PROFORMA
                                               AMERICA, INC.                         ADJUSTMENTS
                                               -------------      ------------      ------------       ------------
                  ASSETS
                  ------
Current assets:
     Cash and cash equivalents                 $     753,966                 -                 -       $    753,966
     Accounts receivable                              79,620                 -                 -             79,620
     Inventories                                     126,122      $     87,207           (22,207)  2        191,122
     Deferred taxes                                  133,425                 -                 -            133,425
     Prepaid expenses                                 84,345            89,200           (89,200)  1         84,345
                                               -------------      ------------      ------------       ------------

           Total current assets                    1,177,478           176,407          (111,407)         1,242,478
                                               -------------      ------------      ------------       ------------


Property and equipment, net                        7,464,155         1,840,357           859,643   2     10,164,155
                                               -------------      ------------      ------------       ------------
Other assets:
     Deposits                                        360,874             1,365            (1,365)  1        360,874
     Goodwill, net                                 2,427,517                 -           532,000   2      2,959,517
     Other intangible assets, net                    181,314           137,866           (62,866)  2        256,314
     Investment in JRECK                             336,078                 -                 -            336,078
     Debt issuance costs                              75,836                 -           128,000   2        203,836
     Other assets                                    107,500                                                107,500
                                               -------------      ------------      ------------       ------------

           Total other assets                      3,489,119           139,231           595,769          4,224,119
                                               -------------      ------------      ------------       ------------


           Total assets                        $  12,130,752      $  2,155,995         1,344,005       $ 15,630,752
                                               =============      ============      ============       ============

                                  (Continued)

                  INTERFOODS OF AMERICA, INC.AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                   UNAUDITED
                               DECEMBER 31, 1998


                                  (Continued)

                                                   INTERFOODS OF              DIXIFOODS          PROFORMA          PROFORMA
                                                   AMERICA, INC.                              ADJUSTMENTS
                                                 ---------------        ---------------     -------------       -----------

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Current liabilities:

     Accounts payable and accrued expenses       $     3,086,212        $       358,678          (358,678)   1    3,086,212
     Current portion of long-term debt                   540,337                      -           138,405    2      678,742
     Current portion of deferred income on
       sale-leaseback transactions                        45,248                      -                 -            45,248
                                                 ---------------        ---------------     -------------       -----------

       Total current liabilities                       3,671,797                358,678          (220,273)        3,810,202


Long-term debt, net of current portion                 4,153,405                      -         3,361,595    2    7,515,000
Deferred income on sale-leaseback transactions,
     net of current portion                              780,926                      -                 -           780,926
                                                 ---------------        ---------------     -------------       -----------

           Total liabilities                           8,606,128                358,678         3,141,322        12,106,128
                                                 ---------------        ---------------     -------------       -----------

Redeemable preferred stock:                              330,000                      -                 -           330,000
                                                 ---------------        ---------------     -------------       -----------

Stockholders' equity:
     Common stock,                                         8,262                      -                 -             8,262
     Additional paid-in capital                        4,321,727                      -                 -         4,321,727
     Retained earnings (deficit)                        (407,097)             1,797,317        (1,797,317)   1     (407,097)
     Treasury stock, at cost                            (728,268)                                                  (728,268)
                                                 ---------------        ---------------     -------------       -----------

           Total stockholders' equity                  3,194,624              1,797,317        (1,797,317)        3,194,624
                                                 ---------------        ---------------     -------------       -----------


     Total liabilities and stockholders' equity  $    12,130,752        $     2,155,995     $   1,344,005       $15,630,752
                                                 ===============        ===============     =============       ===========

  The accompanying notes are an integral part of this pro forma consolidated balance sheet.

                 INTERFOODS OF AMERICA, INC. AND SUBSIDIARIES
                       PRO FORMA STATEMENT OF OPERATIONS
                                   UNAUDITED
                     FOR THE YEAR ENDED SEPTEMBER 30, 1998

                                                     INTERFOODS OF          DIXIFOODS           PROFORMA           PROFORMA
                                                     AMERICA, INC.                           ADJUSTMENTS
                                                     -------------       ------------        -----------       ------------
Revenues:                                            $  18,344,980       $  8,556,455                            26,901,435

Operating expenses:

     Cost of restaurant operations                      15,442,636          7,712,960             15,500   3     23,171,096

     General and administrative expenses                 2,646,692          1,245,683           (854,683)  4      3,037,692

     Depreciation and amortization                         277,722            356,042           (129,016)  5        504,748
                                                     -------------       ------------        -----------       ------------

           Total operating expenses                     18,367,050          9,314,685           (968,199)        26,713,536
                                                     -------------       ------------        -----------       ------------

           Operating income (loss)                         (22,070)          (758,230)           968,199            187,899
                                                     -------------       ------------

Other income (expense):
     Gain on sale of subsidiary                            536,237                  -                  -            536,237
     Interest expense                                     (199,448)                 -           (323,238)  6       (522,686)
     Other income (expense)                               (357,281)             7,195             (7,195)  1       (357,281)
                                                     -------------       ------------        -----------       ------------

           Total other income (expense)                    (20,492)             7,195           (330,433)          (343,730)
                                                     -------------       ------------        -----------       ------------

      Income (loss) before income tax provision            (42,562)          (751,035)           637,766           (155,831)

Income tax (provision) benefit                            (114,095)                 -             38,511   7        (75,584)
                                                     -------------       ------------        -----------       ------------

           Net income (loss)                         $    (156,657)      $   (751,035)           676,277           (231,415
 )
                                                     =============       ============        ===========       ============

Net loss per share - basic and diluted               $       (0.03)                                            $       (.04)
                                                     =============                                             ============


Weighted average shares outstanding:

     Basic and diluted                                   5,597,366                                                5,597,366
                                                     =============                                             ============

  The accompanying notes are an integral part of this pro forma consolidated financial statement.

                 INTERFOODS OF AMERICA, INC. AND SUBSIDIARIES
                       PRO FORMA STATEMENT OF OPERATIONS
                                   UNAUDITED
                 FOR THE THREE MONTHS ENDED DECEMBER 31, 1998

                                                   INTERFOODS OF          DIXIFOODS           PROFORMA           PROFORMA
                                                   AMERICA, INC.                           ADJUSTMENTS
                                                   -------------       ------------        -----------       ------------
Revenues:                                          $   6,042,873       $  2,178,285                             8,221,158

Operating expenses:

     Cost of restaurant operations                     5,242,588          1,865,478              3,766    3     7,111,832

     General and administrative expenses                 807,288            315,621           (225,621)   4       897,288

     Depreciation and amortization                        63,474             68,210            (11,453)   5       120,231
                                                   -------------       ------------        -----------       ------------

           Total operating expenses                    6,113,350          2,249,309           (233,308)         8,129,351
                                                   -------------       ------------        -----------       ------------

           Operating income (loss)                       (70,477)           (71,024)           233,308             91,807
                                                   -------------

Other income (expense):
     Loss on sale of subsidiary                          (63,922)                 -                  -            (63,922)
     Interest expense                                    (78,286)                 -            (86,295)   6      (164,581)
     Other income (expense)                              (30,316)             1,603             (1,603)   1       (30,316)
                                                   -------------       ------------        -----------       ------------

           Total other income (expense)                 (172,524)             1,603            (87,898)          (258,819)
                                                   -------------       ------------        -----------       ------------

      Income (loss) before income tax provision         (243,001)           (69,421)           145,410           (167,012)

Income tax (provision) benefit                            82,620                  -            (25,836)   7        56,784
                                                   -------------       ------------        -----------       ------------

           Net income (loss)                       $    (160,381)      $    (69,421)           119,574           (110,228)
                                                   =============       ============        ===========       ============


Net loss per share - basic and diluted             $       (0.03)                                            $      (0.02)
                                                   =============                                             ============

Weighted average shares outstanding:

     Basic and diluted                                 5,709,072                                                5,709,072
                                                   =============                                             ============

  The accompanying notes are an integral part of this pro forma consolidated financial statement.

                          INTERFOODS OF AMERICA, INC.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENT

1. Amounts represent balance sheet and related statement of operations items which were not purchased from The Baton Rouge Division of Dixifoods, Inc

2. Amount represents the net effect of the purchase of the assets for the ten restaurants acquired from The Baton Rouge Division of Dixifoods, Inc. and the related immediate sale-leaseback transaction with a financial institution on March 8,1999. The following represents the approximate detail of the transaction:

               Purchase price                                                     $  9,550,000
                                                                                  ------------
               Fair value of assets acquired:
                    Land and buildings                                               6,050,000
                    Equipment and Leasehold Improvements                             2,700,000
                    Goodwill                                                           532,000
                    Deferred debt issuance costs                                       128,000
                    Franchise and transfer fees                                         75,000
                    Inventory                                                           65,000
                                                                                  ------------
                                                                                  $  9,550,000
                                                                                  ============

               Sale-Leaseback:
                    Sales price                                                   $  6,050,000
                    Land and building fair market value                             (6,050,000)
                                                                                  ------------
                                                                                  $          -
                                                                                  ============

3. Amount represents an increase in rent expense as a result of the sale-leaseback transaction.

4. Amount represents the reduction of general and administrative expenses associated with the Dixifoods office costs that would not have existed on a proforma basis for the periods presented.

5. Amount represents a reduction in the depreciation and amortization for the new fixed assets and goodwill acquired from the purchase.

6.   Amount reflects additional interest incurred by the acquisition.

7.   Amount represents the tax effect at 34% on the proforma results.